UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: February 11, 2025

Archer Aviation Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39668	85-2730902
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 West Tasman Drive San Jose, CA	95134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 650-272-3233

N/A

(Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ACHR	New York Stock Exchange

Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	ACHR WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Registered Direct Offering

On February 11, 2025, Archer Aviation Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with certain institutional investors (the “Purchasers”), pursuant to which the Company agreed to issue and sell, and the Purchasers agreed to purchase, 35,500,000 shares (the “Shares”) of the Company’s Class A common stock in a registered direct offering (the “Registered Offering”) at a price of $8.50 per Share, for gross proceeds of $301.75 million before deducting the placement fees and related offering expenses. The Registered Offering is expected to close on or about February 12, 2025, subject to customary closing conditions.

The Purchase Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, other obligations of the parties and termination provisions.

The Registered Offering is being made pursuant to the shelf registration statement on Form S-3ASR (File No. 333-284812), including the prospectus dated February 11, 2025 contained therein, and the prospectus supplement to be filed on or about February 12, 2025.

In connection with the Registered Offering, the Company also entered into a placement agency agreement, dated as of February 11, 2025 (the “Placement Agency Agreement”), with Moelis & Company LLC (the “Placement Agent”).

The Company estimates that the net proceeds from the Registered Offering will be approximately $289.8 million, after deducting Placement Agent fees and related offering expenses. The Company intends to use the net proceeds from the Registered Offering for the development of next generation aircraft component manufacturing capabilities, including batteries and composites, and the remainder for general corporate purposes.

The Purchase Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The above description of the terms of the Purchase Agreement is qualified in its entirety by reference to such exhibit.

Item 2.02. Results of Operations and Financial Condition.

On February 11, 2025, the Company issued a press release announcing its preliminary total operating expenses and non-GAAP operating expenses for the quarter ended December 31, 2024. A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The Company has not yet completed its financial close process for the year ended December 31, 2024.

The preliminary financial metrics and results included in this Current Report on Form 8-K are estimates that have not been audited and are subject to the completion of the Company’s financial closing procedures and any adjustments. The preliminary results may differ materially from the actual results that will be reflected in the Company’s financial statements when they are completed and publicly disclosed.

PricewaterhouseCoopers LLP has not audited, reviewed, examined, compiled or applied agreed-upon procedures with respect to the preliminary financial data. Accordingly, PricewaterhouseCoopers LLP does not express an opinion or any other form of assurance with respect thereto.

Item 7.01. Regulation FD Disclosure.

On February 11, 2025, the Company issued a press release announcing that it had priced the Registered Offering. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished in Item 2.02 and Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description

10.1	Securities Purchase Agreement, dated as of February 11, 2025, by and among Archer Aviation Inc. and the purchasers identified on the signature pages thereto
99.1	Press Release, dated February 11, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and other federal securities laws. Any statements contained herein that do not describe historical facts, including, but not limited to, statements regarding the expected net proceeds of the Registered Offering and the anticipated use of proceeds of the Registered Offering, are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Such risks and uncertainties include, among others, the risks identified in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including the Company’s Annual Report on Form 10-K as of and for the year ended December 31, 2023, Quarterly Report on Form 10-Q for the period ended September 30, 2024 and Current Report on Form 8-K filed with the SEC on December 12, 2024, the prospectus supplement related to the Registered Offering, and subsequent filings with the SEC. Any of these risks and uncertainties could materially and adversely affect the Company’s results of operations, which would, in turn, have a significant and adverse impact on the Company’s stock price. The Company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date they were made or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Archer Aviation Inc..

Date: February 11, 2025	/s/ Eric Lentell
Eric Lentell
General Counsel and Secretary